REVENUE RECOGNITION	12 Months Ended
Dec. 31, 2025
Revenue from Contract with Customer [Abstract]
REVENUE RECOGNITION	REVENUE RECOGNITION
Sales are recognized when obligations under the terms of the contract are satisfied and control of promised goods or services have transferred to our customers. Control is transferred when the customer has the ability to direct the use of and obtain benefits from the goods or services. Sales are measured at the amount of consideration the Company expects to be paid in exchange for these products or services.
The majority of the Company’s sales agreements contain performance obligations satisfied at a point in time when title and risk and rewards of ownership have transferred to the customer. Sales recognized over time were approximately 7% of Eaton’s consolidated Net sales in 2025 and less than 5% of consolidated Net sales in 2024 and 2023. Sales recognized over time are generally accounted for using an input measure to determine progress completed at the end of the period. Sales for service contracts generally are recognized as the services are provided. For agreements with multiple performance obligations, judgment is required to determine whether performance obligations specified in these agreements are distinct and should be accounted for as separate revenue transactions for recognition purposes. In these types of agreements, we generally allocate sales price to each distinct obligation based on the price of each item sold in separate transactions.
Due to the nature of the work required to be performed for obligations recognized over time, Eaton estimates total costs by contract. The estimate of total costs are subject to judgment. Estimated amounts are included in the recognized sales price to the extent it is not probable that a significant reversal of cumulative sales will occur. Additionally, contracts can be modified to account for changes in contract specifications, requirements or sale price. The effect of a contract modification on the sales price or adjustments to the measure of completion under the input method are recognized as adjustments to revenue on a cumulative catch-up basis.
Payment terms vary by the type and location of the customer and the products or services offered. Generally, the time between when revenue is recognized and when payment is due is not significant. Eaton does not evaluate whether the selling price includes a financing interest component for contracts that are less than a year. Sales, value added, and other taxes collected concurrent with revenue are excluded from Net sales. Shipping and handling costs are treated as fulfillment costs and are included in Cost of products sold.
Eaton records reductions to sales for returns, and customer and distributor incentives, primarily comprised of rebates, at the time of the initial sale. Rebates are estimated based on sales terms, historical experience, trend analysis, and projected market conditions in the various markets served. The rebate programs offered vary across businesses due to the numerous markets Eaton serves, but the most common incentives relate to amounts paid or credited to customers for achieving defined volume levels. Accrued rebates of $360 million and $361 million as of December 31, 2025 and 2024, respectively, are generally paid annually and are included in Other current liabilities. Returns are estimated at the time of the sale primarily based on historical experience and are recorded gross on the Consolidated Balance Sheets.
Sales commissions are expensed when the amortization period is less than a year and are generally not capitalized as they are typically earned at the completion of the contract when the customer is invoiced or when the customer pays Eaton.
Sales of products and services varies by segment and are discussed in Note 18.
In the Electrical Americas segment, sales contracts are primarily for electrical components, industrial components, power distribution and assemblies, residential products, single phase power quality and connectivity, three phase power quality, wiring devices, circuit protection, utility power distribution, power reliability equipment, and services that are primarily produced and sold in North and South America. The majority of the sales in this segment contain performance obligations satisfied at a point in time either when we ship the product from our facility, or when it arrives at the customer’s facility. However, certain power distribution and power quality services are recognized over time.
In the Electrical Global segment, sales contracts are primarily for electrical components, industrial components, power distribution and assemblies, single phase and three phase power quality, and services that are primarily produced and sold outside of North and South America, as well as hazardous duty electrical equipment, emergency lighting, fire detection, intrinsically safe explosion-proof instrumentation, and structural support systems that are produced and sold globally. The majority of the sales contracts in this segment contain performance obligations satisfied at a point in time either when we ship the product from our facility, or when it arrives at the customer’s facility. However, certain power distribution and power quality services are recognized over time.
In the Aerospace segment, sales contracts are primarily for aerospace fuel, hydraulics, and pneumatic systems for commercial and military use, as well as filtration systems for industrial applications. These sales contracts are primarily based on a customer’s purchase order, and frequently covered by terms and conditions included in a long-term agreement. In this segment, performance obligations are generally satisfied at a point in time either when we ship the product from our facility, or when it arrives at the customer’s facility. Our military contracts are primarily fixed-price contracts that are not subject to performance-based payments or progress payments from the customer.
Many of the products and services in power distribution and power quality services in the Electrical Americas and Electrical Global business segments and contracts to develop new products that are fully funded by customers in the Aerospace business segment meet the definition of continuous transfer of control to customers and are recognized over time. These products are engineered to a customer’s design specifications, have no alternative use to Eaton, and are controlled by the customer as evidenced by the customer’s contractual ownership of the work in process or our right to payment for work performed to date plus a reasonable margin. As control is transferring over time, sales are recognized based on the extent of progress towards completion of the obligation. Eaton generally uses an input method to determine the progress completed and sales are recorded proportionally as costs are incurred. Incurred costs represent work performed, which corresponds with, and thereby best depicts, the transfer of control to the customer.
In the Mobility segment, sales contracts are primarily for drivetrains, powertrain systems, mechanical, electrical, and electrical components and systems used in on-road and off-road vehicles. Sales contracts are primarily based on a customer’s purchase order or a blanket purchase order subject to firm releases, frequently covered by terms and conditions included in a master supply agreement. In this segment, performance obligations are generally satisfied at a point in time either when we ship the product from our facility, or when it arrives at the customer’s facility.
In limited circumstances, primarily in the Electrical and Mobility segments, Eaton sells separately-priced warranties that extend the warranty coverage beyond the standard coverage offered on specific products. Sales for these separately-priced warranties are recorded based on their stand-alone selling price and are recognized as revenue over the length of the warranty period.
The following table provides disaggregated sales by lines of businesses, geographic destination, market channel or end market, as applicable, for the Company's operating segments:

(In millions)	2025	2024	2023
Electrical Americas
Products	$3,205	$3,009	$2,949
Systems	10,070	8,426	7,149
Total	$13,276	$11,436	$10,098

Electrical Global
Products	$3,885	$3,493	$3,462
Systems	2,930	2,755	2,622
Total	$6,815	$6,248	$6,084

Aerospace
Original Equipment Manufacturers	$1,640	$1,500	$1,350
Aftermarket	1,553	1,312	1,183
Industrial and Other	1,055	931	878
Total	$4,249	$3,744	$3,413

Mobility
Vehicle	$2,505	$2,790	$2,965
eMobility	604	662	636
Total	$3,109	$3,451	$3,601

Total net sales	$27,448	$24,878	$23,196
The timing of revenue recognition, billings and cash collections results in billed accounts receivable, unbilled receivables (revenue recognized exceeds amount billed to the customer), and deferred revenue (advance payments and billings in excess of revenue recognized). Accounts receivable from customers were $4,682 million and $4,079 million at December 31, 2025 and 2024, respectively. Amounts are billed as work progresses in accordance with agreed-upon contractual terms, either at periodic intervals or upon achievement of contractual milestones. These assets and liabilities are reported on the Consolidated Balance Sheets on a contract-by-contract basis at the end of each reporting period. Unbilled receivables were $759 million and $330 million at December 31, 2025 and 2024, respectively, and are recorded in Prepaid expenses and other current assets. The increase in unbilled receivables reflects higher revenue recognized and not yet billed from increased business activity in 2025, higher revenue recognized over time in 2025, and unbilled receivables associated with the Fibrebond acquisition.
Changes in the deferred revenue liabilities are as follows:

(In millions)	Deferred Revenue
Balance at January 1, 2024	$626
Customer deposits and billings	2,719
Revenue recognized in the period	(2,712)
Translation	(15)
Balance at December 31, 2024	$618
Customer deposits and billings	4,074
Revenue recognized in the period	(3,854)
Deferred revenue from business acquisition	73
Translation	12
Balance at December 31, 2025	$923
Deferred revenue liabilities of $899 million and $602 million as of December 31, 2025 and 2024, respectively, were included in Other current liabilities on the Consolidated Balance Sheets with the remaining balance presented in Other noncurrent liabilities.
A significant portion of open orders placed with Eaton are by customers of electrical products and electrical system and services, original equipment manufacturers or distributors. These open orders are not considered firm as they have been historically subject to releases by customers. In measuring backlog of unsatisfied or partially satisfied obligations, only the amount of orders to which customers are firmly committed are included. Using this criterion, total backlog at December 31, 2025 was approximately $19.8 billion. At December 31, 2025, approximately 69% of this backlog is targeted for delivery to customers in the next twelve months and the rest thereafter.